Fees Summary	Jun. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 567,669,056.00
Previously Paid Amount	0.00
Total Fee Amount	86,910.14
Total Offset Amount	0.00
Net Fee	$ 86,910.14
Final Prospectus	false